Exhibit 10.11

HEARTLAND MEDIA ACQUISITION CORP.
3282 Northside Pkwy, Suite 275
Atlanta, GA 30327

January 14, 2022

Heartland Sponsor LLC
3282 Northside Pkwy, Suite 275
Atlanta, GA 30327

Re:	Notice of Cancellation of Shares of Common Stock

Notice is hereby given to Heartland Sponsor LLC (the “Stockholder”), and the Stockholder hereby acknowledges and agrees that, effective immediately, Heartland Media Acquisition Corp. (the “Corporation”) will cancel 718,750 shares of the Corporation’s Class B common stock, par value $0.0001 (the “Common Stock”) held by the Stockholder, so as to maintain the ownership of the Corporation’s initial stockholders at 20% of the outstanding shares of common stock upon consummation of the Corporation’s initial public offering.

Very truly yours,

HEARTLAND MEDIA ACQUISITION CORP.

By:	/s/ Robert S. Prather, Jr.
Name:	Robert S. Prather, Jr.
Title:	Chief Executive Officer

Agreed and acknowledged as of the date first written above:

HEARTLAND SPONSOR LLC

By:	/s/ Robert S. Prather, Jr.
Name:	Robert S. Prather, Jr.
Title:	Managing Member